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                                                                    EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors


Sabratek Corporation:



     We consent to the use of our reports included herein and to the reference to our firm under the headings "SELECTED FINANCIAL DATA" and "EXPERTS" in the prospectus.



                                              /s/ DOUGLAS L. NAFFAH, CPA

                                          --------------------------------------

                                          Douglas L. Naffah, CPA


                                          Parent, Naffah & Company



Boston, MA


April 3, 1997